EXHIBIT 10.56

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)
IL-13 AGREEMENT
BY AND BETWEEN THE UNDERSIGNED :
IDM Immuno-Designed Molecules, a French société anonyme with a capital of 1 164 736.90 Euros having its principal place of business at 172 rue de Charonne, Paris (75011) and registered at the Paris Register of Trade and Companies under B 382 632 263 represented by Jean-Loup Romet-Lemonne, President, and Bernard Brigonnet, General Director (hereinafter, “IDM”).
AND:
SANOFI-SYNTHELABO, a French société anonyme with a capital of 1 462 883 492 Euros having its principal place of business at 174, avenue de France, 75013 Paris, and registered at the Paris Register of Trade and Companies under B 395 030 844, represented by Jean-Claude Leroy, Senior Vice President Strategy and Business Development and José Ferrer, Director Operations Legal Affairs (hereinafter “SANOFI-SYNTHELABO”);
When used in this IL-13 agreement, capitalized terms have the meaning assigned in Article 1 of this IL-13 agreement.
RECITALS :
Whereas IDM is a biotechnology company incorporated in 1993 that, since inception, has developed a Know-how and expertise in the field of immunotherapy, and particularly in the field of ex vivo cancer treatments in humans.
Whereas SANOFI-SYNTHELABO is a pharmaceutical company that develops, manufactures and/or markets pharmaceutical products in the field of human health on a worldwide basis. In the course of its R&D, it discovered and developed a cytokine known as Interleukin 13 (« IL-13 »), for which it applied for and obtained patents and developed Know-how.
Whereas, on July 13, 1999, SANOFI-SYNTHELABO and IDM entered into an agreement (« the 1999 Agreement ») defining the terms and conditions under which SANOFI-SYNTHELABO granted IDM a non-exclusive license to its IL-13 Intellectual Property rights relative to the IL-13 cytokine, in return for SANOFI-

SYNTHELABO’s taking a stake in the capital of IDM, along with an exclusive marketing option for SANOFI-SYNTHELABO in the event developments carried out by IDM are successful.
Whereas in application of the 1999 Agreement, the Parties executed on July 13, 1999 a contribution agreement (the « Contribution Agreement ») pursuant to which SANOFI-SYNTHELABO contributed to IDM the following assets, valued at [...***...] :
(a)	full ownership [...***...] of IL-13 (non GMP) equivalent to a minimum of [...***...] biological activity units of IL-13.

(b)	a non-exclusive right to use the IL-13 Intellectual Property for the purpose of using, implementing, developing, exploiting in all forms and by all means the IL-13 Intellectual Property and, in particular, IL-13 products resulting from that Intellectual Property, exclusively in the field of ex vivo therapy for the purpose of carrying out Phase I and Phase II Studies in one or more Development Programs involving an IL-13 Product and for the marketing of IL-13 Research Kits during Phase I and II Studies.

(c)	a non-exclusive right to use, under certain conditions, the IL-13 Intellectual Property for the purpose of using, implementing, developing, exploiting in all forms and by all means the IL-13 Intellectual Property and, in particular, IL-13 products resulting from that Intellectual Property exclusively in the field of ex vivo therapy in order to carry out Phase III Studies in one or more Development Programs involving an IL-13 Product.

(d)	a non-exclusive right to use, under certain conditions, the IL-13 Intellectual Property for the purpose of using, implementing, developing, exploiting in all forms and by all means the IL-13 Intellectual Property and, in particular, IL-13 products resulting from that Intellectual Property exclusively in the field of ex vivo therapy for the marketing of Final IL-13 Products.
Whereas IDM and SANOFI-SYNTHELABO having expressed their desire to strengthen their collaboration in the field of ex vivo cellular therapies for humans executed on July 20, 2001 a memorandum of agreement pursuant to which SANOFI-SYNTHELABO has a priority right, on the terms and conditions defined in this memorandum of agreement, to all IDM Development Programs in the area of ex vivo cellular therapy in humans, whether or not they require IL-13 (hereinafter, « the 2001 Agreement »).
The Parties further wished to revise certain provisions of the 1999 Agreement and agreed, in Article 8 of the 2001 Agreement, on general principles that are to apply to the amendment to the 1999 Agreement.

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

In view of the complexity created by the coexistence of these two agreements, the 1999 Agreement and the 2001 Agreement, the Parties hereby agree to amend the 1999 Agreement and to make more explicit certain provisions of this Agreement.
This IL-13 Agreement constitutes the amendment to the 1999 Agreement specified in Article VIII of the 2001 Agreement.
NOW, THEREFORE, THE PARTIES MUTUALLY AGREE AS FOLLOWS:
ARTICLE 1 — DEFINITIONS
1.1.	ABSA shall mean 7.283 class B shares with attached B-share subscription warrants issued by IDM to SANOFI-SYNTHELABO and fully paid up through the Contribution, at the Extraordinary Shareholders’ Meeting of IDM held on January 7, 2000.

1.2.	1999 Agreement shall mean the memorandum of agreement executed by the Parties on July 13, 1999.

1.3.	IL-13 Agreement shall mean this Agreement, including all its Attachments.

1.4.	2001 Agreement shall mean the memorandum of agreement executed by the Parties on July 20, 2001.

1.5.	Affiliate shall mean any entity controlled by a Party, controlling that Party or under the same control as that Party, in each case either directly or indirectly. For the needs of this definition, “control” means the holding (directly or indirectly through an Affiliate) of more than 50% of the capital or voting rights of a company. The status of an Affiliate is determined as of the date on which this definition needs to be used.

1.6.	MA (AMM) or Marketing Approval shall mean the official approval to market a Final IL-13 Product granted by the relevant health authority in each country in the Territory or each group of countries in the Territory.

1.7.	Reference MA shall mean any MA granted :
–	for the territory of the United States of America ; or

–	for the territory of Japan ; or

–	for the territories of at least three of the following five countries : France, Germany, the United Kingdom, Italy, or Spain ; or

–	issued by the European Drug Agency (EMEA) for the marketing of any of the Final IL-13 Products on the territory of countries that recognize the competence of that agency.
1.8.	Contributions shall mean contributions in kind entailing full title and ownership (as recalled in the recitals of this agreement) made by SANOFI -SYNTHELABO under the 1999 Agreement, and more specifically, the Contributions Agreement.

1.9.	Amendment to the IL-13 License Agreement shall mean the amendment to the IL-13 License Agreement to be executed by the Parties, on terms and conditions specified in Article 6.3.2, and a model of which is set forth in Attachment 6.3.2.

1.10.	IL-13 Patents shall mean patent applications and patents belonging to SANOFI-SYNTHELABO, a descriptive list of which is given in Attachment 1.10, including all divisions, continuations in part and extensions of said patents, certificates of addition, certificates of utility and supplementary certificates of protection.

1.11.	BSA 1 warrants shall mean 7,283 B-share subscription warrants attached to the ABSA granting the right to subscribe 161,860 (or 8,093 multiplied by 20 following the 20 split approved by the Extraordinary Shareholders’ Meeting held on June 21, 2001) new IDM B-shares by exercise of Option 1 for a total price of [...***...].

1.12.	BSA 2 warrants shall mean 7,283 B-share subscription warrants attached to the ABSA granting the right to subscribe 242,800 (or 12,140 multiplied by 20 following the 20 split approved by the Extraordinary Shareholders’ Meeting held on June 21, 2001) new IDM B-shares by exercise exercise of Option 2 for a total price of [...***...].

1.13.	Change of Control of IDM shall mean the transfer of shares and/or other financial instruments in any form whatsoever, which effect is to cause a Third Party who was not an IDM shareholder on the effective date of the 1999 Agreement, to hold directly or indirectly more than 50% of the capital and/or voting rights of IDM. Attachment 1.13 contains a list of IDM shareholders as of the effective date of the 1999 Agreement.

1.14.	IL-13 Net Sales shall mean net sales before taxes made by IDM and/or by any authorized IDM licensee (except SANOFI-SYNTHELABO) in connection with the Final IL-13 Products and/or the IL-13 Research Kits after deduction of discounts, reductions and rebates granted to Third Parties, the cost of Final IL-13 Products or IL-13 Research Kits returned, commissions paid, miscellaneous taxes paid on the sale of Final IL-13 Products or IL-13 Research Kits, market access costs and custom duties

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

as well as transport and insurance costs relative to these sales, except Final IL-13 Products or IL-13 Research Kits used by IDM or by any IDM sublicensee for internal purposes — training, development, studies, research — within the context of its (their) activities.

1.15.	Executive Committee shall mean the executive committee referred to in Article 4.1(a) of the 2001 Agreement.

1.16.	IL-13 License Agreement shall mean the license contact that is to be executed by the Parties on the terms and conditions specified in Article 6.2.2, a model of which is given in Annex 6.2.2.

1.17.	Not applicable

1.18.	Effective Date shall mean the date the 2001 Agreement takes effect.

1.19.	Implementation Date shall mean January 7, 2000.

1.20.	Phase I Study (Studies) shall mean, within the context of a given IL-13 Development Program, all tolerance studies of an IL-13 Product as well as any pharmacodynamic study relative to said IL-13 Product conducted by IDM in treated patients.

1.21.	Phase II Study (Studies) shall mean, within the context of a given IL-13 Development Program, all studies conducted by IDM to demonstrate clinical activity of the IL-13 Product in treated patients.

1.22.	Phase III Study (Studies) shall mean, within the context of a given IL-13 Development Program, all studies conducted by IDM to confirm the efficacy and evaluate the long-term tolerance of an IL-13 Product in order to obtain Marketing Approval for the Final IL-13 Product in the Countries of the Territory.

1.23.	Exercise of Option 1 shall mean the occurrence of one of the events referred to in Article 6.2.2.

1.24.	Exercise of Option 2 shall mean the obtaining of a Reference MA.

1.25.	IL-13 shall mean the protein with human cytokinic activity, cloned and discovered by SANOFI-SYNTHELABO as more precisely described in Annex 1.25.

1.26.	IL-13 Research Kits shall mean the IL-13 Product or Products, in any form whatsoever, (i) developed in whole or in part by IDM and/or any authorized IDM sublicensee within the scope of this IL-13 Agreement, and which manufacture and/or marketing and/or utilization is covered by one or more

IL-13 Patents and (ii) marketed for one or more of the following uses (a) for research purposes only without therapeutic use, and/or (b) for clinical trial purposes and without therapeutic use except as it results naturally from such clinical trials.

1.27.	Development Offer shall mean the offer that IDM must make to SANOFI-SYNTHELABO in application of Article III of the 2001 Agreement in order to allow the latter to exercise, or not, its Development Option right.

1.28.	Development Option shall mean the irrevocable option enjoyed by SANOFI-SYNTHELABO pursuant to Article III of the 2001 Agreement granting it, if it exercises the option with regard to a given Development Program, exclusive rights to benefit from the exploitation of the results of the corresponding Development Program, in return for its financing of the costs and expenses relative to said Development Program.

1.29.	Exclusive License Option shall mean the irrevocable option enjoyed by SANOFI-SYNTHELABO pursuant to Article VI of the 2001 Agreement.

1.30	IDM Shareholders’ Agreement shall mean the shareholders’ agreement among IDM’s shareholders dated December 29, 1996 and amended on August 31, 1998, October 29, 1998, January 7, 2000 and October 6, 2000, and, if applicable, any subsequent additional amendment.

1.31.	Parties shall mean SANOFI-SYNTHELABO and IDM collectively (each of the Parties being individually designated as a “Party”).

1.32.	Improvements shall mean any improvements and upgrades made to the IL-13 Intellectual Property, whether or not they are covered by patents or certificates of utility or any other intellectual property title.

1.33.	IL-13 Product shall mean any Product, as defined in Article 1.18 of the 2001 Agreement, that includes a dendritic cell obtained using IL-13.

1.34.	Final IL-13 Product shall mean any Final Product, as defined in Article 1.19 of the 2001 Agreement, that pertains to an IL-13 Product.

1.35.	Development Program shall mean, for a given Product in a specified therapeutic indication, all pre-clinical studies and clinical studies carried out or to be carried out by IDM and necessary for the preparation of MA applications in the Territory. IL-13 Development Program shall mean any Development Program pursuant to this definition that pertains to an IL-13 Product. For information, Annex 1.35 contains a list of the IL-13 Development Programs currently in progress. The term SANOFI-SYNTHELABO IL-13 Development Program shall mean an IL-13 Development Program as to which SANOFI-SYNTHELABO has exercised its Development Option right per Article III of the 2001 Agreement and that has not been interrupted in accordance with the provisions of the 2001 Agreement.

1.36.	IL-13 Intellectual Property shall mean, collectively, the IL-13 Patents, the IL-13 Know-How, as well as any intellectual property right that SANOFI-SYNTHELABO might have, either before or after the date of signature of the 1999 Agreement, and/or that is freely available to it and that is necessary (i) for the marketing of the IL-13 Research Kits or (ii) for the implementation of the IL-13 Development Programs and (iii) the marketing of the Final IL-13 Products.

1.37.	IL-13 Know-How shall mean all knowledge, experience and experimentation, information and expert reports relative to IL-13 and to the inventions claimed in the IL-13 Patents, that SANOFI-SYNTHELABO developed, as well as those to which it had access, provided they were freely available to it and provided they existed in any physically transmissible form on the execution date of the 1999 Agreement .

1.38.	Territory shall mean the entire world.

1.39.	Third Party shall mean any individual or any legal entity except the Parties and their Affiliates.
ARTICLE 2 — PURPOSE
The purpose of this IL-13 Agreement is:
(a)	to amend the conditions under which IDM will be supplied with IL-13;

(b)	to specify the terms of the IL-13 Intellectual Property license granted by SANOFI-SYNTHELABO to IDM for (i) marketing IL-13 Research Kits, (ii) implementation of IL-13 Development Programs and (iii) marketing Final IL-13 Products.
This IL-13 Agreement cancels and replaces, as of the Effective Date, the provisions of the 1999 Agreement with the exception of the Contributions Contract.
ARTICLE 3 — IL-13 SUPPLY
Further to the decision made by SANOFI-SYNTHELABO to stop supplying IL-13 to IDM, SANOFI-SYNTHELABO hereby grants IDM, which accepts it, a free non-exclusive license to the IL-13 Intellectual Property and Improvements, to the

extent they are necessary for the manufacturing of IL-13, in order to enable IDM to manufacture, for its own exclusive use, the required amounts of IL-13 to carry out IL-13 Development Programs and marketing of Final IL-13 Products.
This license includes the right for IDM to sub-license the IL-13 Intellectual Property and Improvements, to the extent the latter are necessary for the manufacturing of IL-13, to one (or more) Third Parties, provided that (i) the Third Party or Parties are pre-approved by SANOFI-SYNTHELABO, which may not refuse its consent without a serious reason, and (ii) IDM concludes with the Third Party or Parties a license contract which terms and conditions are consistent with the provisions of this Article 3.
ARTICLE 4 — NON-EXCLUSIVE NATURE OF GRANTED RIGHTS
IDM declares that it knows and accepts the fact that the rights granted by SANOFI-SYNTHELABO to IDM to the IL-13 Intellectual Property under this IL-13 Agreement are not exclusive.
ARTICLE 5 — CANCELLATION OF THE EXCLUSIVE MARKETING OPTION
The exclusive marketing option right enjoyed by SANOFI-SYNTHELABO under Article 8.2.2. of the 1999 Agreement is hereby cancelled.
ARTICLE 6 —IL-13 LICENSE
6.1.	Marketing of IL-13 Research Kits

IDM may market IL-13 Research Kits during the life of this IL-13 Agreement, of the IL-13 License Agreement and of the Amendment to the IL-13 License Agreement. In this case, IDM shall pay SANOFI-SYNTHELABO a royalty equal to [...***...] of Net Sales made by IDM under such marketing.

It is specified that [...***...] of the above referenced royalty is in consideration of the license granted to the IL-13 Patents and [...***...] is in consideration of the license granted for the IL-13 Knowhow, this royalty being only due during the life of this IL-13 Agreement.

The payment by IDM of the amounts due under this Article 6.1 shall be made twice a year, on the last working day of the months of February and August of each year, by bank transfer to the account specified by SANOFI-SYNTHELABO. Each payment shall include a statement of IL-13

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

Research Kits sales made during the corresponding six calendar months that makes it possible to identify the amounts payable.

IDM shall have a special accounting procedure, with the corresponding substantiating documents, covering all elements necessary for calculating the amounts owed to SANOFI-SYNTHELABO pursuant to the above provisions. SANOFI-SYNTHELABO may cause IDM’s books to be verified, at its simple request made with sufficient advance notice, by an independent expert jointly chosen by the Parties and, absent an agreement within fifteen (15) days of the date on which SANOFI-SYNTHELABO has requested the audit, by the Presiding Judge of the Lower Court of Paris on the petition of the first acting Party. The expert shall use its best efforts to notify his findings within a period of thirty (30) days after referral. The findings of this expert shall be final and without recourse. The expert’s fees and costs will be covered by SANOFI-SYNTHELABO except if the total amount owed to SANOFI-SYNTHELABO is more than five per cent (5%) greater than the amount reported by IDM, in which case these costs and fees shall be covered by IDM.

6.2.	Implementation of IL-13 Development Programs — Exercise of BSA 1 warrants

6.2.1.	Phase I and II studies

Except for SANOFI-SYNTHELABO IL-13 Development Programs that are governed by the 2001 Agreement, IDM agrees to implement and pursue the Phase I and II Studies of the IL-13 Development Programs at its sole expense. IDM will use its best efforts to complete the Phase I and II Studies at the earliest possible time compatible with applicable legal and regulatory requirements.

IDM will provide SANOFI-SYNTHELABO with a summary report of the results of the Phase II Studies carried out on one or more IL-13 Products within six (6) months following completion of these Phase II Studies.

6.2.2.	Exercise of the BSA 1 warrants

The occurrence of one of the following events shall be deemed to be equivalent to Exercise of Option 1 as specified in the provisions for the exercise of BSA 1s described in Annex 7:

Events:
(a)	The Executive Committee decides to undertake a Phase III Study on an IL-13 Product in application of Article 5.4.a) (ii) of the 2001 Agreement. In that event, Option 1 shall be deemed to have been exercised on the date of signature of the joint report setting forth the decision of the Executive Committee to start a Phase III Study; or
(b)	IDM decides to undertake a Phase III Study on an IL-13 Product that is not covered by a SANOFI-SYNTHELABO IL-13 Development Program. In that event, IDM shall notify SANOFI-SYNTHELABO of its decision to start Phase III Studies by registered mail with return receipt sent within six (6) months of the completion of the Phase II Studies carried out on such IL-13 Product. Option 1 shall be deemed to have been exercised on the date of the first presentation to SANOFI-SYNTHELABO of such registered mail with return receipt.
Within thirty (30) days from the occurrence of one of the above events, the Parties agree to enter into an IL-13 License Agreement pursuant to the model contained in Annex 6.2.2., defining (i) the terms and conditions under which IDM may use and exploit the IL-13 Intellectual Property to carry out Phase III Studies on IL-13 Products and (ii) the terms and conditions of the payment for the IL-13 Intellectual Property license thus granted by SANOFI-SYNTHELABO. The IL-13 License Agreement shall take effect as of the Exercise date of Option 1. On the date of execution of the IL-13 License Agreement, SANOFI-SYNTHELABO shall submit to IDM an invoice for the amount specified in Article 4.1.1. of the IL-13 License Agreement, plus any applicable amount of value-added tax, as well as a simplified subscription form requesting exercise of the BSA 1 warrants

Within thirty (30) days of the signing of the IL-13 License Agreement, IDM shall cause its Board of Directors to draw up a statement of account, to be certified by its auditors, and the Board of Directors shall acknowledge issuance of the shares resulting from the exercise of the BSA 1 warrants.

6.2.3.	Phase III Studies
Except for SANOFI-SYNTHELABO IL-13 Development Programs that are governed by the 2001 Agreement:
–	IDM agrees to carry out at its sole expense Phase III Studies of IL-13 Development Programs and to use its best efforts to complete such Phase III Studies at the earliest possible time compatible with applicable legal and regulatory requirements.

–	IDM shall provide SANOFI-SYNTHELABO with semi-annual progress reports on Phase III Studies and shall keep SANOFI-SYNTHELABO informed as soon as possible about any problem that could have a significant negative effect on said Phase III Studies.

–	Representatives of IDM and SANOFI-SYNTHELABO shall meet, at the request of either Party, to discuss the contents of semi-annual progress reports on Phase III Studies as provided by IDM. During these meetings, IDM will provide any supplementary information that SANOFI-SYNTHELABO might reasonably request about the results of Phase III Studies, to the extent this additional information is available on the date of the request by SANOFI-SYNTHELABO, and does not require any additional research or investigations beyond those conducted by IDM.

–	IDM will provide SANOFI-SYNTHELABO with a summary report on Phase III Studies carried out on one or more of the IL-13 Products within sixty (60) days following the completion of these Phase III Studies.
6.3.	Marketing of Final IL-13 Products — Exercise of BSA 2 warrants

6.3.1.	IDM’s decision to market Final IL-13 Products

Except for SANOFI-SYNTHELABO IL-13 Development Programs that are governed by article V of the 2001 Agreement :
(a)	IDM shall notify SANOFI-SYNTHELABO of its decision to market a Final IL-13 Product by registered mail with return receipt sent within six (6) months following completion of the Phase III Studies on the corresponding IL-13 Product;

(b)	IDM agrees to file MA applications as soon as possible for the corresponding IL-13 Product.
6.3.2.	Exercise of BSA 2 warrants

The obtaining by SANOFI-SYNTHELABO, within the context of a SANOFI-SYNTHELABO IL-13 Development Program governed by the 2001 Agreement, or by IDM under Article 6.3.1(b) above, of a Reference MA shall be deemed as equivalent to the Exercise of Option 2 as specified in the terms and conditions for the exercise of the BSA 2 warrants described in Annex 7. Within thirty (30) days following the obtaining of such Reference MA, the Parties agree to conclude an Amendment to the IL-13 License Agreement pursuant to the model set forth in Annex 6.3.2 defining the conditions under which IDM can use and exploit the IL-13 Intellectual Property to market any Final IL-13 Product and (ii) the terms and conditions of payment for the IL-13 Intellectual Property license thus granted by SANOFI-SYNTHELABO.

On the date of execution of the Amendment to the IL-13 License Agreement, SANOFI-SYNTHELABO shall submit an invoice to IDM for the amount specified in Article 4.1.2. of the IL-13 License Agreement as amended by the Amendment to the IL-13 License Agreement, plus any applicable amount for value-added taxes, in addition to a simplified subscription form requesting exercise of the BSA 2 warrants.

Within thirty (30) days following the signature of the Amendment to the IL-13 License Agreement, IDM shall cause its Board of Directors to draw up a statement of account, certified by its auditors, and the Board of Directors shall acknowledge issuance of the shares resulting from the exercise of the BSA 2 warrants.
ARTICLE 7 — OFFSET
By express agreement between the Parties, all amounts payable to SANOFI-SYNTHELABO by IDM under the IL-13 License Agreement and the Amendment of the IL-13 License Agreement, shall be owed by IDM only provided the latter can pay by offset against any amount owed to it by SANOFI-SYNTHELABO for the payment in full of the shares subscribed through the exercise of BSA 1 and/or BSA 2 warrants.
Lack of exercise of BSA1 and/or BSA2 warrants at the latest on their exercise date as indicated in the early exercise provisions in Annex 7, shall be deemed equivalent to SANOFI-SYNTHELABO renouncing to request any payment by IDM of any of the fixed amounts indicated in such articles.
ARTICLE 8 — EARLY EXERCISE OF BSA 1 AND BSA 2 WARRANTS
In the event of a transfer by IDM of all its assets to an authorized Third Party transferee, on the terms and conditions specified in Article 15.2(c), or in the event of a change of control of IDM, Option 1 and/or Option 2 shall be deemed exercised in advance, even though conditions for the exercise of these Options have not been met, through application of the following provisions :
8.1.	Transfer by IDM of all its assets to a Third Party transferee.

Transfer to a Third Party transferee shall be deemed equivalent to the Exercise of Option 1 and/or Option 2.

8.2.	Change of control of IDM

In the event IDM shares are traded on a regulated market, SANOFI-SYNTHELABO shall notify IDM within fifteen (15) days following the official filing of the operation likely to entail a Change of Control of IDM of its decision to proceed with an early exercise its BSA 1 and/or BSA 2 warrants.

In the event IDM shares are not traded on a regulated market, SANOFI-SYNTHELABO shall notify IDM of its decision to exercise its BSA 1 and/or BSA 2 warrants no more than ten (10) days prior to implementation of the Change of Control of IDM, of which SANOFI-SYNTHELABO shall have been notified, either by application of the IDM shareholders’ agreement or by prior notification by IDM sent to SANOFI-SYNTHELABO at least twenty (20) days prior to the implementation of the Change of Control of IDM, in the event the IDM shareholders’ agreement is null and void.

Receipt by IDM of the notice of early exercise by SANOFI-SYNTHELABO of its BSA 1 and/or BSA 2 warrants shall be deemed equivalent to the Exercise of Option 1 and/or of Option 2.

In the event of a decision by SANOFI-SYNTHELABO not to exercise its BSA 1 and/or BSA 2 warrants early, or absent a reply from SANOFI-SYNTHELABO within fifteen (15) days of ten (10) days as specified above, the provisions of this IL-13 Agreement shall continue to apply between the Parties.

8.3.	Exercise of BSA 1 and/or BSA 2 warrants

In the instances specified in Articles 8.1 and 8.2 above, exercise of BSA 1 and/or BSA 2 warrants shall occur on the date of the Transfer to the Third-Party transferee in the case covered by Article 8.1 and, in the case covered by Article 8.2, on the date set by IDM within a period of seven (7) days following the date of receipt by IDM of the notice specified in Article 8.2.

On the date of exercise of the BSA 1 and/or BSA 2 warrants:
–	the Parties shall enter into the IL-13 License Agreement and/or the Amendment to the IL-13 License Agreement;

–	SANOFI-SYNTHELABO shall submit an invoice to IDM for the amount of the fixed compensation specified in Article 4.1.1 of the IL-13 License Agreement and/or the fixed compensation specified in Article 4.1.2 of the IL-13 License Agreement as amended by the Amendment to the IL-13 License Agreement, as well as a simplified subscription form requesting the exercise of BSA 1 and/or BSA 2 warrants;

–	IDM shall hold a meeting of the Board of Directors to draw up a statement of account certified by its internal auditors, and the Board of Directors shall acknowledge issuance of the shares resulting from the exercise of BSA 1 and BSA 2 warrants.
ARTICLE 9 — RESPONSIBILITY — INSURANCE
9.1.	Without prejudice to the provisions of common law, IDM alone shall assume any responsibility that might arise from the implementation of IL-13 Development Programs, as well as from the exploitation of the results, vis-à-vis any Third Party and on any basis whatsoever, including on the basis of civil liability, in particular with respect to any damage that might result from the use (in carrying out the Phase I and II Studies) of IL-13 supplied by SANOFI-SYNTHELABO and not manufactured in accordance with “Good Manufacturing Practices”.

IDM alone shall also assume any liability that might arise (i) from any fault committed by it or by any IDM Affiliate or sub-licensee within the context of the implementation of this IL-13 Agreement, as well as (ii) for any failure on its part or on the part of any IDM Affiliate or sub-licensee to perform its obligations pursuant to said IL-13 Agreement.

IDM shall also hold SANOFI-SYNTHELABO harmless with regard to any harmful consequences that might arise for SANOFI-SYNTHELABO from any action brought against SANOFI-SYNTHELABO by a Third Party based on damage of any kind whatsoever resulting from the circumstances indicated above.

IDM warrants that it has taken out, at its sole expense, the necessary insurance coverage on terms and conditions consistent with the practices in the pharmaceutical industry, in order to sufficiently cover any risks that might result from the implementation of the IL-13 Development Programs and/or the marketing of the IL-13 Research Kits and/or the Final IL-13 Products. It shall provide evidence of such coverage at the request of SANOFI-SYNTHELABO.

9.2.	Without prejudice to the provisions of common law, SANOFI-SYNTHELABO alone shall assume the liability that could result (i) from any fault committed by it or by any SANOFI-SYNTHELABO Affiliate or sub-licensee within the context of the implementation of this IL-13 Agreement, (ii) from any failure by it or by any SANOFI-SYNTHELABO Affiliate or sub-licensee to meet its obligations under said Agreement, as well as (iii) from its supply to IDM of IL-13 that is not up to contractual specifications.

Consequently, it guarantees IDM against all prejudicial consequences that might arise for IDM from an action brought against it by a Third Party based on damage of any kind whatsoever resulting from the circumstances identified above.

SANOFI-SYNTHELABO guarantees that it has taken out the necessary insurance at its sole expense, on terms and conditions consistent with the practices of the pharmaceutical industry, in order to provide sufficient coverage of the risks likely to arise from the quantities of supplied IL-13.

9.3.	The above provisions do not apply to SANOFI-SYNTHELABO IL-13 Development Programs, which are governed by the 2001 Agreement.
ARTICLE 10 — SANOFI-SYNTHELABO GUARANTEES
SANOFI-SYNTHELABO guarantees to IDM the existence of the IL-13 Patents and IL-13 Knowhow and the accuracy of its facts. In addition, SANOFI-SYNTHELABO declares that it is sole owner of the IL-13 Patents and IL-13 Knowhow and guarantees that it can freely and validly grant the rights to said IL-13 Patents and IL-13 Knowhow that it is granting under this IL-13 Agreement, the Contributions Agreement, the IL-13 License Agreement and the Amendment to the IL-13 License Agreement. The above guarantees are made subject to the statements included in Annex 10, in particular as regards the existence on the territory of the United States of patents filed by [...***...] SANOFI-SYNTHELABO agrees to keep the IL-13 Patents in force in accordance with applicable legal and regulatory provisions, in particular by carrying out, at the appropriate time, necessary procedures and formalities, provided that, in the event of an extension of the IL-13 Patents or corresponding supplementary protection certificates, IDM has provided it with all necessary documents and signatures, when the MA of the Final IL-13 Product is not in the name of SANOFI-SYNTHELABO. All costs pertaining thereto shall be paid by SANOFI-SYNTHELABO.
ARTICLE 11 — IMPROVEMENTS MADE OR ACQUIRED BY SANOFI-SYNTHELABO
11.1.	SANOFI-SYNTHELABO shall retain sole and full title to all Improvements that it makes or acquires.

In order to allow IDM to have IL-13 manufactured, SANOFI-SYNTHELABO shall transmit to IDM free of charge and as soon as possible any improvement related to the manufacturing and production processes and/or methods for IL-13 and IL-13 made pursuant to “Good

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

Manufacturing Practices” that it may have at its disposal during the life of this IL-13 Agreement in a physically transmissible form, and to which it shall have unencumbered access.

As regards Improvements other than those specified in the preceding paragraph, in the event SANOFI-SYNTHELABO wishes to make these Improvements available to any Third Party, it irrevocably agrees to offer them to IDM on conditions, especially financial conditions, at least equal to the most favorable conditions offered to any Third Party, during the life of this IL-13 Agreement, of the IL-13 License Agreement and of the Amendment to the IL-13 License Agreement.

11.2.	Use of the IL-13 Intellectual Property specified in the Contributions Agreement and all rights granted by SANOFI-SYNTHELABO to IDM under this IL-13 Agreement, the IL-13 License Agreement and the Amendment to the IL-13 License Agreement shall fully extend to Improvements transmitted pursuant to the provisions of Article 11.1 above, as soon as they are known, and SANOFI-SYNTHELABO shall, on its own initiative and at its own expense, carry out all necessary formalities and procedures to guarantee the effective implementation of this provision. IDM agrees to participate, if necessary, in this protection and, in particular, to sign all necessary acts and documents.

11.3.	Subject to the provisions of Article 11.1, it is expressly agreed by the Parties that the transfer of Improvements by SANOFI-SYNTHELABO shall not entail any change to the financial terms and conditions of the Contributions Agreement, the IL-13 License Agreement and the Amendment to the IL-13 License Agreement.
ARTICLE 12 — IMPROVEMENTS MADE OR ACQUIRED BY IDM
12.1.	IDM shall retain sole and full title to all results, tangible or intangible, patentable or non-patentable, patented or not patented, arising from the IL-13 Development Programs or from any improvements to its own patents that it may make or acquire.

SANOFI-SYNTHELABO unconditionally and irrevocably agrees not to claim any right whatsoever to IDM’s research or inventions.

It shall be the responsibility of IDM, if it so wishes, to carry out at its own expense all necessary formalities and steps to ensure the protection of its rights under applicable statutes, and SANOFI-SYNTHELABO agrees to participate if necessary in this protection and, in particular, to sign all necessary acts and documents.

12.2.	The above provisions apply subject to any conflicting provisions of the 2001 Agreement.
ARTICLE 13 — TERRITORY
Rights granted by SANOFI-SYNTHELABO to IDM under this IL-13 Agreement are granted for the Territory.
ARTICLE 14 — TERM — CANCELLATION
14.1.	This IL-13 Agreement shall take effect on the Effective Date. It shall be automatically cancelled in the event one of the Parties cancels the 2001 Agreement in application of Article 10.2 of that Agreement, in which case the 1999 Agreement shall automatically resume all its effects.

14.2.	This IL-13 Agreement shall remain in effect for a period equal to that of the legal protection attached to the IL-13 Patents. The effect of this IL-13 Agreement shall cease, in each of the countries involved, on the expiration date of the last IL-13 Patent relative to that country.

14.3.	SANOFI-SYNTHELABO may cancel this IL-13 Agreement pursuant to a simple notice by registered mail with return receipt given sixty (60) days in advance, in the following cases:
(a)	Option 1 has not been validly exercised no later than five (5) years following the Implementation Date;

(b)	or, after Option 1 has been exercised, Option 2 is not validly exercised no later than ten (10) years from the Implementation Date;

(c)	on the expiration date of a period of five (5) years calculated as of the filing of the first application for a Reference MA, if by that date such MA has not been obtained.
14.4.	This IL-13 Agreement may also be cancelled by IDM in the event of non-exercise of Option 1 or Option 2 for any IL-13 Development Program, subject to a prior notice of sixty (60) days from the expiration date of each of the notification deadlines defined in Articles 6.2.2(b) and 6.3.1(a) above, respectively.

14.5.	In the event of cancellation, all quantities of IL-13 held by IDM on the cancellation date, to the extent these quantities correspond to those contributed to IDM under the Contributions Agreement, as well as all documents of any kind provided by SANOFI-SYNTHELABO to IDM pursuant to the provisions of the 1999 Agreement, the Contributions Agreement, this IL-13 Agreement or the IL-13 License Agreement, shall be returned by IDM to SANOFI-SYNTHELABO not later than by the expiration date of the notice of cancellation, without any economic consideration payable by SANOFI-SYNTHELABO.

14.6.	This IL-13 Agreement may not be cancelled by SANOFI-SYNTHELABO in application of Article 14.3 or by IDM in application of Article 14.4 as long as a SANOFI-SYNTHELABO IL-13 Development Program is in effect.
ARTICLE 15 — ASSIGNMENT OF THE IL-13 AGREEMENT
15.1.	Assignment of the IL-13 Agreement by SANOFI-SYNTHELABO

SANOFI-SYNTHELABO shall have the right to freely transfer the rights arising globally from the IL-13 Patents, IL-13 Knowhow, this IL-13 Agreement, the Contributions Agreement, the IL-13 License Agreement and the Amendment to the IL-13 License Agreement (in any form whatsoever, and specifically in the form of assignment, contribution, exchange, merger, etc.) and shall be released from any obligation under said agreements as of the date of their transfer.

In the event of the isolated transfer of these agreements, SANOFI-SYNTHELABO agrees to advise IDM of such a transfer not less than fifteen (15) days prior to the date set for such transfer, subject to any legal, regulation or contractual non-disclosure obligation regarding this information that is incumbent upon SANOFI-SYNTHELABO.

In the event of the transfer of this package as part of a transfer by SANOFI-SYNTHELABO of all or part of its activities, SANOFI-SYNTHELABO agrees to advise IDM of such transfer not less than fifteen (15) days prior to the date of such transfer, subject to any legal, regulatory or contractual non-disclosure obligation regarding this information that is incumbent upon SANOFI-SYNTHELABO.

In both hypotheses contemplated above, the agreement implementing the transfer shall expressly indicate that the beneficiary of the transfer shall be bound by all obligations incumbent upon SANOFI-SYNTHELABO under the IL-13 Agreement, the Contributions Agreement, the IL-13 License Agreement and the Amendment to the IL-13 License Agreement.

In the event the above-referenced transfer is made to a SANOFI-SYNTHELABO Affiliate, SANOFI-SYNTHELABO agrees (i) jointly with the Affiliate that the latter shall fulfill the obligations incumbent upon the Affiliate under the IL-13 Agreement, the Contributions Agreement, the

IL-13 License Agreement and the Amendment to the IL-13 License Agreement and (ii) in the event the transferee subsequently ceases to be one of its Affiliates, to cause the rights and obligations to be re-transferred ahead of time to itself or to another Affiliate.

15.2.	Assignment of the IL-13 Agreement by IDM

IDM recognizes that its rights under this IL-13 Agreement, the Contributions Agreement, the IL-13 License Agreement and the Amendment to the IL-13 License Agreement, are strictly personal. On that basis, and subject to the provisions set forth below, IDM agrees not to assign, transfer or convey its rights to anyone, whether directly or indirectly, in whole or in part, against payment or free of charge, without prior written authorization from SANOFI-SYNTHELABO. IDM further agrees not to confer to any Third Party any right of any kind whatsoever on the Contributions.

By way of exception to the above provisions, IDM may:
(a)	assign, transfer or transmit its rights and obligations arising from this IL-13 Agreement, the Contributions Agreement, the IL-13 License Agreement and the Amendment to the IL-13 License Agreement to any of its Affiliates, subject to the following cumulative conditions: (i) that IDM agrees, in the event the transferee were subsequently to cease to be an IDM Affiliate, to cause the rights and obligations to be first re-transferred to IDM or to any other IDM Affiliate, (ii) that IDM shall be the joint guarantor that this Affiliate shall respect these rights and obligations and (iii) that IDM shall reiterate the commitments made to SANOFI-SYNTHELABO in Article 4.1.2. of the IL-13 License Agreement or Article 4.1.3. of the IL-13 License Agreement, in the event the assignment of IDM’s rights were to take place while BSA 1 and/or BSA 2 warrants cannot as yet be exercised.

(b)	transfer its rights and obligations under this IL-13 Agreement, the Contributions Agreement, the IL-13 License Agreement and the Amendment to the IL-13 License Agreement following a takeover of IDM by another company or the dissolution of IDM through a merger of capital assets and holdings pursuant to the provisions of Article 1844-5 of the French Civil Code.

(c)	Transfer its rights and obligations under this IL-13 Agreement, the Contributions Agreement, the IL-13 License Agreement and the Amendment to the IL-13 License Agreement as a result of the assignment or contribution of all its activities to an entity other than an Affiliate.

ARTICLE 16 — DEFENSE OF THE IL-13 INTELLECTUAL PROPERTY
SANOFI-SYNTHELABO shall have the obligation, at its sole expense:
(a)	to defend in all circumstances the IL-13 Intellectual Property covered by this Agreement, specifically by carrying out, both as plaintiff and as respondent, both in France and abroad, all actions permissible under the law for the holder of the IL-13 Intellectual Property;

(b)	to inform IDM as soon as possible of all actions (in which it is the plaintiff or the respondent), both current or planned, as well as of any threat in fact or by law to the IL-13 Intellectual Property which it might have knowledge of and which could have a significant effect on the exploitation of the IL-13 Intellectual Property;

(c)	not to create any obstacle in fact or by law to the potential intervention of IDM in a given proceeding, provided that this intervention does not potentially harm significantly SANOFI-SYNTHELABO’s interests.
IDM shall have the obligation of informing SANOFI-SYNTHELABO, at its sole expense, of any infringement by Third Parties of the rights to the IL-13 Intellectual Property of which it might have knowledge.
The Parties, recognizing that certain bodies of law, including French law, do not permit the non-exclusive holder of intellectual rights to act alone in any legal proceedings, consider as essential the obligation imposed on SANOFI-SYNTHELABO under this Article 16.
SANOFI-SYNTHELABO is bound by the obligation arising from this Article 16 only provided the costs incurred by it for compliance remain reasonable in terms of the stakes and probabilities of success of the actions undertaken. Consequently, if these costs seem unreasonable to SANOFI-SYNTHELABO, it is understood that the Parties shall get together in order to examine, in good faith, any alternative solution that could be suitable to the objectives sought by each of the Parties.
ARTICLE 17 — CONFIDENTIALITY
17.1.	The confidentiality agreement executed on May 23, 1997 remains in effect as to all provisions not contrary to the stipulations of this IL-13 Agreement and shall continue, by express agreement of the Parties, to be incumbent upon them for the entire life of this IL-13 Agreement and for a period of ten (10) years following its expiration.

17.2.	Absent any legal, regulatory or judicial constraint, each Party agrees not to disclose this IL-13 Agreement and/or its annexes, to engage in any publicity and/or to issue any press release as to the execution and the content of this IL-13 Agreement without prior authorization of the other Party, which authorization may not be refused without just cause. In no event may the provisions of this IL-13 Agreement be construed as prohibiting IDM from providing information on the results relative to IL-13 Development Programs.
ARTICLE 18 — ANNEXES
The following Annexes to this IL-13 Agreement cannot be separated from such IL-13 Agreement, of which they are an integral part.
However, in case of conflict, the stipulations of this IL-13 Agreement shall prevail over the stipulations of the Annexes, and in particular, in the case of the IL-13 License Agreement and the Amendment to the IL-13 License Agreement.
ARTICLE 19 — SAFEGUARD CLAUSE
In view of the complexity of the operations proposed by the Parties under this IL-13 Agreement and the 2001 Agreement and their Annexes, the Parties recognize that they cannot reasonably anticipate all difficulties that may arise from their execution.
In the event such difficulties were to arise, the Parties agree to negotiate in good faith all supplements and/or changes to this IL-13 Agreement or its Annexes that would make it possible to resolve their difficulties in a manner consistent with the common intent of the Parties.
ARTICLE 20 — NOTICES
All notices under this IL-13 Agreement shall be given by registered mail with return receipt to the addresses indicated in the header or to any other address that may be made known in advance to one or other Party.
ARTICLE 21 — APPLICABLE LAW — DISPUTES
This IL-13 Agreement is governed by French law, provided, however, that this cannot be an obstacle to the application in each State of the provisions of local law that might grant longer, more extensive or more vigorous protection for the IL-13 Patents and/or to the IL-13 Knowhow.

Any differences arising from this IL-13 Agreement or in connection with it shall be permanently resolved in accordance with the Rules of Arbitration of the International Chamber of Commerce, by one or more arbitrators named pursuant to these Rules. The place of arbitration shall be Paris and the language of arbitration shall be French.
ARTICLE 22 — POWER OF ATTORNEY
Power of attorney is given to the bearer of a copy or excerpt of this agreement in order to carry out all formalities, and in particular in order to cause this agreement to be filed with the National offices of the relevant countries.
ARTICLE 23 — NOTIFICATION OF THE IL-13 AGREEMENT — REGISTRATION
Notice of the IL-13 License Agreement and the Amendment to the IL-13 License Agreement shall be given by IDM to the Bureau of Transfers of the National Institute of Industrial Property (Institut National de la Propriété Industrielle) and/or listed with the relevant foreign Industrial Property offices, and the Parties agree here and now to sign all documents, power-of-attorney and other powers necessary to the implementation and registration of the IL-13 License Agreement and/or of the Amendment to the IL-13 License Agreement in order to make them opposable to Third Parties in all countries.
In the event this IL-13 Agreement is registered, all costs and fees relative to such formality shall be paid by IDM.
Executed in Paris on November 30, 2001, in two (2) originals.

IDM		SANOFI-SYNTHELABO

/s/ Jean-Loup Romet-Lemonne		/s/ Jean-Claude Leroy

By:	Jean-Loup Romet-Lemonne	By:	Jean-Claude Leroy
	President		Senior Vice President, Strategy and Business Development

/s/ Bernard Brigonnet		/s/ José Ferrer

By:	Bernard Brigonnet	By:	José Ferrer
	Managing Director		Director Legal Affairs Operations

LIST OF ANNEXES

ANNEX 1.10. :	Detailed description of the IL-13 patents

ANNEX 1.13. :	List of IDM shareholders as at the 1999 signature date

ANNEX 1.25. :	IL-13 detailed description.

ANNEX 1.35. :	List of il-13 development programs in effect as of the execution date of the IL-13 agreement.

ANNEX 6.2.2. :	IL-13 License Agreement

ANNEX 6.3.2. :	Amendment No. 1 to IL-13 License Agreement

ANNEX 7. :	Exercise conditions for BSA1 and BSA 2 warrants

ANNEX 10. :	Reservations relative to the guarantees on the IL-13 intellectual property

ANNEX 1.10 :
Detailed description of ii-13 patents
[...***...]
[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80 (b)(4) and
240.24b-2(b)(1)

ANNEX 1.13. :
list of idm shareholders as at the signature date of the 1999 agreement
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80 (b)(4) and
240.24b-2(b)(1)

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80 (b) (4) and
240.24b-2(b)(1)

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

[...***...]
[...***...]
[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

ANNEX 1.25. :
IL-13 detailed description
IL-13 is the exclusive designation of [...***...].
IL-13 also designates all [...***...].

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

ANNEX 1.35. :
List of IL-13 Development Programs in effect on the execution date of the IL-13
Agreement
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]

[...***...]

[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

[...***...]
[...***...]
[...***...]
[...***...]
[...***...]

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

ANNEX 6.2.2 :
IL-13 Intellectual Property License Agreement
[Obsolete — replaced by the Amended and Restated IL-13 license agreement entered into on
August 12, 2005 following early exercise by Sanofi-Aventis of its BSA1 and BSA2 warrants]

Annex 6.3.2.:
Amendment 1 to the IL-13 Intellectual Property License Agreement
[Obsolete — replaced by the Amended and Restated IL-13 license agreement entered into on
August 12, 2005 following early exercise by Sanofi-Aventis of its BSA1 and BSA2 warrants]

Annex 7. :
Terms and Conditions for the exercise of the BSA 1 and BSA 2 warrants
[Obsolete since BSA1 and BSA2 warrants have been exercised]

Annex 10 :
Reservations relative to the guarantees on the IL-13 Intellectual Property
The Parties recognize that IDM carried out, prior to signing the 1999 Agreement, an audit of the IL-13 Intellectual Property rights.
This audit was conducted through [...***...], which prepared a specific report dated April 28, 1999 (herienafter, the « Report ») sent to IDM and a copy of which was transmitted to SANOFI-SYNTHELABO.
The Report is deemed to be an integral part of this IL-13 Agreement.
It is understood by the Parties that the guarantees defined in Article 10 of this IL-13 Agreement are extended subject to the items set forth in the Report, in particular as regards the [...***...] patents referred to therein.
More generally, it is understood that in no event may IDM hold SANOFI-
SYNTHELABO liable, on any basis whatsoever, for facts as to which SANOFI-SYNTHELABO can demonstrate that IDM had knowledge on the date of signature of the 1999 Agreement, either as a result of the completion of the above-mentioned audit, or by any other way.

*	Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)